                                                                    EXHIBIT 10.4


EXECUTION COPY
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                          SUBSIDIARY GUARANTY AGREEMENT












                             Dated as of May 1, 2001






Re:                      $75,000,000 6.96% Senior Notes
            --------------------------------------------------------
                                 Due May 1, 2013
                                       of
                        Granite Construction Incorporated















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

                                TABLE OF CONTENTS

                          (Not a part of the Agreement)


Section                                   Heading                                         Page
Parties......................................................................................1

Recitals.....................................................................................1

SECTION 1             DEFINITIONS............................................................2


SECTION 2.            GUARANTY OF NOTES AND NOTE AGREEMENT...................................2


SECTION 3.            GUARANTY OF PAYMENT AND PERFORMANCE....................................2


SECTION 4.            GENERAL PROVISIONS RELATING TO THE GUARANTY............................3


SECTION 5.            REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS.......................8


SECTION 6.            AMENDMENTS, WAIVERS AND CONSENTS......................................12


SECTION 7.            NOTICES...............................................................13


Signature...................................................................................15


ATTACHMENTS TO SUBSIDIARY GUARANTY AGREEMENT:

Exhibit A      --     Subsidiary Guaranty Supplement

                          SUBSIDIARY GUARANTY AGREEMENT


      Re:                $75,000,000 6.96% Senior Notes
                                 Due May 1, 2013
                                       of
                        Granite Construction Incorporated
    -----------------------------------------------------------------------


      This SUBSIDIARY GUARANTY AGREEMENT dated as of May 1, 2001 (the or this "Guaranty") is entered into on a joint and several basis by each of the undersigned, together with any entity which may become a party hereto by execution and delivery of a Subsidiary Guaranty Supplement in substantially the form set forth as Exhibit A hereto (a "Guaranty Supplement") (which parties are hereinafter referred to individually as a "Guarantor" and collectively as the "Guarantors").


                                    RECITALS

      A. Each Guarantor is a subsidiary of Granite Construction Incorporated, a Delaware corporation (the "Company"), and a Material Subsidiary (as defined in the hereinafter defined Note Agreement).

      B. In order to refinance existing Debt (as defined in the Note Agreement) and for general corporate purposes, the Company has entered into that certain Note Purchase Agreement dated as of May 1, 2001 (the "Note Agreement") between the Company and each of the purchasers named on Schedule A attached to said Note Agreement (the "Initial Note Purchasers," together with their successors and assigns, the "Holders"), providing for, among other things, the issue and sale by the Company to the Initial Note Purchasers of the Company's 6.96% Senior Notes, due May 1, 2013 in the aggregate principal amount of $75,000,000 (the "Notes").

      C. The Initial Note Purchasers have required as a condition of their purchase of the Notes that the Company cause each of the undersigned to enter into this Guaranty and to cause each from time to time Material Subsidiary to enter into a Guaranty Supplement, in each case as security for the Notes, and the Company has agreed to cause each of the undersigned to execute this Guaranty and to cause each from time to time Material Subsidiary to execute a Guaranty Supplement, in each case in order to induce the Initial Note Purchasers to purchase the Notes and thereby benefit the Company and its Subsidiaries (as defined in the Note Agreement) by providing funds to enable the Company to refinance existing Debt and to enable the Company and its Subsidiaries to have funds available for general corporate purposes.

      NOW, THEREFORE, as required by Section 4.4 of the Note Agreement and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, each Guarantor does hereby covenant and agree, jointly and severally, as follows:

SECTION 1. DEFINITIONS.

      Capitalized terms used herein shall have the meanings set forth in the Note Agreement unless herein defined or the context shall otherwise require.


SECTION 2. GUARANTY OF NOTES AND NOTE AGREEMENT.

      (a) Each Guarantor jointly and severally does hereby irrevocably, absolutely and unconditionally guarantee unto the Holders: (1) the full and prompt payment of the principal of, premium, if any, and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, premium, if any, or interest at the rate set forth in the Notes) in Federal or other immediately available funds of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (2) the full and prompt performance and observance by the Company of each and all of the obligations, covenants and agreements required to be performed or owed by the Company under the terms of the Notes and the Note Agreement and (3) the full and prompt payment, upon demand by any Holder of all costs and expenses, legal or otherwise (including reasonable attorneys' fees), if any, as shall have been expended or incurred in the protection or enforcement of any rights, privileges or liabilities in favor of the Holders under or in respect of the Notes, the Note Agreement or under this Guaranty or in any consultation or action in connection therewith or herewith.

      (b) The liability of each Guarantor under this Guaranty shall not exceed an amount equal to a maximum amount as will, after giving effect to such maximum amount and all other liabilities of such Guarantor, contingent or otherwise, result in the obligations of such Guarantor hereunder not constituting a fraudulent transfer, obligation or conveyance.


SECTION 3. GUARANTY OF PAYMENT AND PERFORMANCE.

      This is a guarantee of payment and performance and each Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note or the Note Agreement be brought against the Company or any other Person or that resort be had to any direct or indirect security for the Notes or for this Guaranty or any other remedy. Any Holder may, at its option, proceed hereunder against any Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company or any other Person and without first resorting to any direct or indirect security for the Notes or for this Guaranty or any other remedy. The liability of each Guarantor hereunder shall in no way be affected or impaired by any acceptance by any Holder of any direct or indirect security for, or other guaranties of, any Debt, liability or obligation of the Company or any other Person to any Holder or by any failure, delay, neglect or omission by any Holder to realize upon or protect any such guarantees, Debt, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by any such Holder.

      The covenants and agreements on the part of the Guarantors herein contained shall take effect as joint and several covenants and agreements, and references to the Guarantors shall take effect as references to each of them and none of them shall be released from liability hereunder by reason of the guarantee ceasing to be binding as a continuing security on any other of them.

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

SECTION 4. GENERAL PROVISIONS RELATING TO THE GUARANTY.

      (a) Each Guarantor hereby consents and agrees that any Holder or Holders from time to time, with or without any further notice to or assent from any other Guarantor may, without in any manner affecting the liability of any Guarantor under this Guaranty, and upon such terms and conditions as any such Holder or Holders may deem advisable:

            (1) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any Debt, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any Debt, liability or obligations of the Company on the Notes, or waive any Default with respect thereto, or waive, modify, amend or change any provision of any other agreement or waive this Guaranty; or

            (2) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Holder as direct or indirect security for the payment or performance of any Debt, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any Debt, liability or obligation of the Company on the Notes; or

            (3) settle, adjust or compromise any claim of the Company against any other Person secondarily or otherwise liable for any Debt, liability or obligation of the Company on the Notes.

      Each Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that such Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

      (b) Each Guarantor hereby waives, to the fullest extent permitted by law:

            (1) notice of acceptance of this Guaranty by the Holders or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of such Holders upon this Guaranty (it being understood that every Debt, liability and obligation described in Section 2 hereof shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty);

            (2) demand of payment by any Holder from the Company or any other Person indebted in any manner on or for any of the Debt, liabilities or obligations hereby guaranteed; and

            (3) presentment for the payment by any Holder or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to such Guarantor.

      The obligations of each Guarantor under this Guaranty and the rights of any Holder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether

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by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

      (c) The obligations of the Guarantors hereunder shall be binding upon the Guarantors and their successors and assigns, and shall remain in full force and effect irrespective of:

            (1) the genuineness, validity, regularity or enforceability of the Notes, the Note Agreement or any other agreement or any of the terms of any thereof, the continuance of any obligation on the part of the Company or any other Person on or in respect of the Notes or under the Note Agreement or any other agreement or the power or authority or the lack of power or authority of the Company to issue the Notes or the Company to execute and deliver the Note Agreement or any other agreement or of any Guarantor to execute and deliver this Guaranty or to perform any of its obligations hereunder or the existence or continuance of the Company or any other Person as a legal entity; or

            (2) any default, failure or delay, willful or otherwise, in the performance by the Company, any Guarantor or any other Person of any obligations of any kind or character whatsoever under the Notes, the Note Agreement, this Guaranty or any other agreement; or

            (3) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company, any Guarantor or any other Person or in respect of the property of the Company, any Guarantor or any other Person or any merger, consolidation, reorganization, dissolution, liquidation, the sale of all or substantially all of the assets of or winding up of the Company, any Guarantor or any other Person; or

            (4) impossibility or illegality of performance on the part of the Company, any Guarantor or any other Person of its obligations under the Notes, the Note Agreement, this Guaranty or any other agreements; or

            (5) in respect of the Company or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any other Person and whether or not of the kind hereinbefore specified; or

            (6) any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, Debt, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against the Company, any Guarantor or any other Person or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by the Company, any Guarantor or any other Person, or against any sums payable in respect of the Notes or under the Note Agreement or this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

            (7) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company, any Guarantor or any other Person of its respective obligations under or in respect of the Notes, the Note Agreement, this Guaranty or any other agreement; or

            (8) the failure of any Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or

            (9) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to any Guarantor of failure of the Company, any Guarantor or any other Person to keep and perform any obligation, covenant or agreement under the terms of the Notes, the Note Agreement, this Guaranty or any other agreement or failure to resort for payment to the Company, any Guarantor or to any other Person or to any other guaranty or to any property, security, Liens or other rights or remedies; or

            (10) the acceptance of any additional security or other guaranty, the advance of additional money to the Company or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes, the Note Agreement or any other agreement, or the sale, release, substitution or exchange of any security for the Notes; or

            (11) any merger or consolidation of the Company, any Guarantor or any other Person into or with any other Person or any sale, lease, transfer or other disposition of any of the assets of the Company, any Guarantor or any other Person to any other Person, or any change in the ownership of any shares of the Company, any Guarantor or any other Person; or

            (12) any defense whatsoever that: (i) the Company or any other Person might have to the payment of the Notes (principal, premium, if any, or interest), other than payment thereof in Federal or other immediately available funds or (ii) the Company or any other Person might have to the performance or observance of any of the provisions of the Notes, the Note Agreement or any other agreement, whether through the satisfaction or purported satisfaction by the Company or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or

            (13) any act or failure to act with regard to the Notes, the Note Agreement, this Guaranty or any other agreement or anything which might vary the risk of any Guarantor or any other Person; or

            (14) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor or any other Person in respect of the obligations of any Guarantor or other Person under this Guaranty or any other agreement;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty and the parties hereto that the obligations of each Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment of the principal of, premium, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become due and payable as in the Notes provided, at the place specified in and all in the manner and with the effect provided in the Notes and the Note Agreement, as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall default under or in respect of the terms of the Notes or the Note Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company under the Notes or the Note Agreement, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default.

      (d) All rights of any Holder may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note whether with or without the consent of or notice to the Guarantors under this Guaranty or to the Company.

      (e) To the extent of any payments made under this Guaranty, the Guarantors shall be subrogated to the rights of the Holder or Holders upon whose Notes such payment was made, but each Guarantor covenants and agrees that such right of subrogation shall be junior and subordinate in right of payment to the prior indefeasible final payment in cash in full of all amounts due and owing by the Company with respect to the Notes and the Note Agreement and by the Guarantors under this Guaranty, and the Guarantors shall not take any action to enforce such right of subrogation, and the Guarantors shall not accept any payment in respect of such right of subrogation, until all amounts due and owing by the Company under or in respect of the Notes and the Note Agreement and all amounts due and owing by the Guarantors hereunder have indefeasibly been finally paid in cash in full. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the later of the indefeasible payment in cash in full of the Notes and all other amounts payable under the Notes, the Note Agreement and this Guaranty, such amount shall be held in trust for the benefit of the Holders and shall forthwith be paid to the Holders to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under the Note Agreement and this Guaranty, whether matured or unmatured.

      (f) Each Guarantor agrees that to the extent the Company or any other Person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Guarantors' obligations hereunder, as if said payment had not been made. The liability of the Guarantors hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Holder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity or fraud asserted by any account debtor or by any other Person.

      (g) No Holder shall be under any obligation: (1) to marshall any assets in favor of the Guarantors or in payment of any or all of the liabilities of the Company under or in respect of the Notes or the obligations of the Guarantors hereunder or (2) to pursue any other remedy that the Guarantors may or may not be able to pursue themselves and that may lighten the Guarantors' burden, any right to which each Guarantor hereby expressly waives.

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SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS.

      Each Guarantor represents and warrants to each Holder that:

      (a) Such Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (1) the business, operations, affairs, financial condition, assets, properties or prospects of such Guarantor and its subsidiaries, taken as a whole, or (2) the ability of such Guarantor to perform its obligations under this Guaranty or (3) the validity or enforceability of this Guaranty (herein in this Section 5, a "Material Adverse Effect"). Such Guarantor has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty and to perform the provisions hereof.

      (b) Each subsidiary of such Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each subsidiary of such Guarantor has the power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

      (c) This Guaranty has been duly authorized by all necessary action on the part of such Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (d) This Guaranty, the documents, certificates or other writings identified in Schedule 5.3 to the Note Agreement and the financial statements listed in Schedule 5.5 to the Note Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3 to the Note Agreement, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5 to the Note Agreement, since December 31, 2000, there has been no adverse Material (as hereinafter defined) change in the financial condition, operations, business, properties or prospects of such Guarantor or any of its subsidiaries, taken as a whole.

      (e) The execution, delivery and performance by such Guarantor of this Guaranty will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor or any of its subsidiaries under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, charter document or by-law, or any other agreement or instrument to which such Guarantor or any of its subsidiaries is bound or by which such Guarantor or any of its subsidiaries or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any of its subsidiaries or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor or any of its subsidiaries.

      (f) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty.

      (g) (1) Except as disclosed in Schedule 5.8 to the Note Agreement, there are no actions, suits or proceedings pending or, to the knowledge of such Guarantor, threatened against or affecting such Guarantor or any of its subsidiaries or any property of such Guarantor or any of its subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            (2) Neither such Guarantor nor any of its subsidiaries is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, Rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      (h) Such Guarantor and its subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (1) the amount of which is not individually or in the aggregate material to the business, operations, affairs, financial condition, assets, properties or prospects of such Guarantor and its subsidiaries taken as a whole (herein in this Section 5, "Material") or (2) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Guarantor or one of its subsidiaries, as the case may be, has established adequate reserves in accordance with GAAP. Such Guarantor knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of such Guarantor and its subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of such Guarantor and its subsidiaries have been determined by the Internal Revenue Service up to and including the fiscal year ended December 31, 1991 and the Federal income tax liabilities of such Guarantor and its subsidiaries have been paid for all fiscal years up to and including the fiscal year ended December 31, 1999.

      (i) Such Guarantor and its subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 of the Note Agreement or purported to have been acquired by such Guarantor or any of its subsidiaries after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by the Note Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

      (j) Except as disclosed in Schedule 5.11 to the Note Agreement,

            (1) such Guarantor and its subsidiaries own or possess all Material licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto;

            (2) to the best knowledge of such Guarantor, no product of such Guarantor or any of its subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right with respect thereto owned by any other Person; and

            (3) to the best knowledge of such Guarantor, there is no Material violation by any Person of any right of such Guarantor or any of its subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right with respect thereto owned or used by such Guarantor or any of its subsidiaries.

      (k) (1) Such Guarantor and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws in all material respects. Neither such Guarantor nor any ERISA Affiliate has incurred any Material liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such Material liability by such Guarantor or any ERISA Affiliate, or in the imposition of any Material Lien on any of the rights, properties or assets of such Guarantor or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code.

            (2) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $5,000,000 in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meanings specified in Section 3 of ERISA.

            (3) Such Guarantor and its ERISA Affiliates have not incurred Material withdrawal liabilities (and are not subject to Material contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans.

            (4) The expected postretirement benefit obligation (determined as of the last day of such Guarantor's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of such Guarantor and its subsidiaries is not Material.

            (5) The execution and delivery of this Guaranty will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by such Guarantor in the first sentence of this Section 5(k)(5) is made in reliance upon and subject to the accuracy of each Holder's representation in Section 6.2 of the Note Agreement as to the source of the funds to be used to pay the purchase price of the Notes to be purchased by such Holder.

      (l) Neither such Guarantor nor any of its subsidiaries is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

      (m) Neither such Guarantor nor any of its subsidiaries has knowledge of any Material claim or has received any notice of any Material claim, and no proceeding has been instituted raising any Material claim against such Guarantor or any of its subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws. Except as otherwise disclosed in Schedule 5.18 to the Note Agreement:

            (1) neither such Guarantor nor any of its subsidiaries has knowledge of any facts which would give rise to any Material claim, public or private, or Material violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use;

            (2) neither the Company nor any of its subsidiaries (i) has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or (ii) has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws; in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

            (3) all buildings on all real properties now owned, leased or operated by such Guarantor or any of its subsidiaries are in material compliance with applicable Environmental Laws.

      (n) Such Guarantor, when viewed on a consolidated basis with the Company and its other Subsidiaries, is solvent, has capital not unreasonably small in relation to its business or any contemplated or undertaken transaction and has assets having a value both at fair valuation and at present fair salable value greater than the amount required to pay its debts as they become due and greater than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured. Such Guarantor does not intend to incur, or believe or should have believed that it will incur, debts beyond its ability to pay such debts as they become due. Such Guarantor, when viewed on a consolidated basis with the Company and its other Subsidiaries, will not be rendered insolvent by the execution and delivery of, and performance of its obligations under, this Guaranty. Such Guarantor does not intend to hinder, delay or defraud its creditors by or through the execution and delivery of, or performance of its obligations under, this Guaranty.


SECTION 6. AMENDMENTS, WAIVERS AND CONSENTS.

      (a) This Guaranty may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders, except that (1) no amendment or waiver of any of the provisions of Sections 3, 4 or 5, or any defined term (as it is used therein), will be effective as to any Holder unless consented to by such Holder in writing, and (2) no such amendment or waiver may, without the written consent of each Holder, (i) change the percentage of the principal amount of the Notes the Holders of which are required to consent to any such amendment or waiver, or (ii) amend Section 2 or this Section 6.

      (b) The Guarantors will provide each Holder (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Guarantors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 6 to each Holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Holders.

      (c) The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of fee or otherwise, or grant any security, to any Holder as consideration for or as an inducement to the entering into by any Holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each Holder even if such Holder did not consent to such waiver or amendment.

      (d) Any amendment or waiver consented to as provided in this Section 6 applies equally to all Holders and is binding upon them and upon each future holder and upon the Guarantors. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Guarantors and any Holder nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of any Holder. As used herein, the term "this Guaranty" and references thereto shall mean this Guaranty as it may from time to time be amended or supplemented.

      (e) Solely for the purpose of determining whether the Holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guaranty, Notes directly or indirectly owned by any Guarantor, the Company or any of their respective subsidiaries or Affiliates shall be deemed not to be outstanding.


SECTION 7. NOTICES.

      All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

            (1) if to an Initial Note Purchaser or such Initial Note Purchaser's nominee, to such Initial Note Purchaser or such Initial Note Purchaser's nominee at the address specified for such communications below such Initial Note Purchaser's signature at the foot of the Note Agreement, or at such other address as such Initial Note Purchaser or such Initial Note Purchaser's nominee shall have specified to any Guarantor or the Company in writing,

            (2) if to any other Holder, to such Holder at such address as such Holder shall have specified to any Guarantor or the Company in writing, or

            (3) if to any Guarantor, to such Guarantor c/o the Company at its address set forth at the beginning of the Note Agreement to the attention of Chief Financial Officer, or at such other address as such Guarantor shall have specified to the Holders in writing.

Notices under this Section 7 will be deemed given only when actually received.


SECTION 8. MISCELLANEOUS.

      (a) No remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any Holder to exercise any remedy reserved to it under the Guaranty, it shall not be necessary for such Holder to physically produce its
Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

      (b) The Guarantors will pay all sums becoming due under this Guaranty by the method and at the address specified for such purpose below each Holder's signature at the foot of the Note Agreement, or by such other method or at such other address as any Holder shall have from time to time specified to the Guarantors in writing for such purpose, without the presentation or surrender of this Guaranty or any Note.

      (c) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

      (d) If the whole or any part of this Guaranty shall be now or hereafter become unenforceable against any one or more of the Guarantors for any reason whatsoever or if it is not executed by any one or more of the Guarantors, this Guaranty shall nevertheless be and remain fully binding upon and enforceable against each other Guarantor as if it had been made and delivered only by such other Guarantors.

      (e) This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of each Holder and its successors and assigns so long as its Notes remain outstanding and unpaid.

      (f) This Guaranty may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

      (g) This Guaranty shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

      IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed by an authorized representative as of this 1st day of May, 2001.

                                        GRANITE CONSTRUCTION COMPANY


                                        By /s/ DAVID H. WATTS
                                           -------------------------------------
                                           David H. Watts
                                           President


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           William E. Barton
                                           Senior Vice President


                                        WILCOTT CORPORATION


                                        By /s/ DAVID H. WATTS
                                           -------------------------------------
                                           David H. Watts
                                           President


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           William E. Barton
                                           Senior Vice President


                                        GRANITE LAND COMPANY


                                        By /s/ DAVID H. WATTS
                                           -------------------------------------
                                           David H. Watts
                                           President


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           William E. Barton
                                           Senior Vice President

                                        GRANITE SR 91 CORPORATION


                                        By /s/ DAVID H. WATTS
                                           -------------------------------------
                                           David H. Watts
                                           President


                                        By /s/ MICHAEL FUTCH
                                           -------------------------------------
                                           MIchael Futch
                                           Vice President


                                        INTERMOUNTAIN SLURRY SEAL, INC.


                                        By /s/ MICHAEL L. THOMAS
                                           -------------------------------------
                                           Michael L. Thomas
                                           President


                                        POZZOLAN PRODUCTS COMPANY


                                        By /s/ MICHAEL L. THOMAS
                                           -------------------------------------
                                           Michael L. Thomas
                                           President


                                        GILC INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           William E. Barton
                                           President


                                        By /s/ MICHAEL FUTCH
                                           -------------------------------------
                                           Michael Futch
                                           Vice President

                                        GRANITE SR 91, L.P.

                                        By: Granite SR 91 Corporation, its sole
                                            General Partner


                                        By /s/ DAVID H. WATTS
                                           -------------------------------------
                                           David H. Watts
                                           President


                                        By /s/ MICHAEL FUTCH
                                           -------------------------------------
                                           Michael Futch
                                           Vice President


                                        GILC, L.P.

                                        By: GILC Incorporated, its sole General
                                            Partner


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           William E. Barton
                                           President


                                        By /s/ MICHAEL FUTCH
                                           -------------------------------------
                                           Michael Futch
                                           Vice President


                                        G.G.&R., INC.


                                        By /s/ DAVID H. WATTS
                                           -------------------------------------
                                           David H. Watts
                                           President


                                        By /s/ MICHAEL FUTCH
                                           -------------------------------------
                                           Michael Futch
                                           Vice President

                                        GTC, INC.


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           William E. Barton
                                           President


                                        By /s/ MICHAEL FUTCH
                                           -------------------------------------
                                           Michael Futch
                                           Vice President

                         SUBSIDIARY GUARANTY SUPPLEMENT




To the Holders of the 6.96% Senior Notes due May 1, 2013 of Granite Construction Incorporated
  (the "Company")

Ladies and Gentlemen:

      WHEREAS, in order to refinance existing indebtedness and for general corporate purposes, the Company issued its 6.96% Senior Notes due May 1, 2013 in the aggregate principal amount of $75,000,000 (the "Notes") pursuant to that certain Note Purchase Agreement dated as of May 1, 2001 (the "Note Agreement") between the Company and each of the purchasers named on Schedule A attached to said Note Agreement (the "Initial Note Purchasers").

      WHEREAS, as a condition precedent to their purchase of the Notes, the Initial Note Purchasers required that certain from time to time subsidiaries of the Company enter into a Subsidiary Guaranty Agreement as security for the Notes (the "Subsidiary Guaranty").

      Pursuant to Section 9.6 of the Note Agreement, the Company has agreed to cause the undersigned, ____________, a corporation organized under the laws of ______________ (the "Additional Guarantor"), to join in the Subsidiary Guaranty. In accordance with the requirements of the Subsidiary Guaranty, the Additional Guarantor desires to amend the definition of Guarantor (as the same may have been heretofore amended) set forth in the Subsidiary Guaranty attached hereto so that at all times from and after the date hereof, the Additional Guarantor shall be jointly and severally liable as set forth in the Subsidiary Guaranty for the obligations of the Company under the Note Agreement and Notes to the extent and in the manner set forth in the Subsidiary Guaranty.

      The undersigned is the duly elected ____________ of the Additional Guarantor, a subsidiary of the Company, and is duly authorized to execute and deliver this Guaranty Supplement to each of you. The execution by the undersigned of this Guaranty Supplement shall evidence its consent to and acknowledgment and approval of the terms set forth herein and in the Subsidiary Guaranty and by such execution the Additional Guarantor shall be deemed to have made in favor of the Holders the representations and warranties set forth in
Section 5 of the Subsidiary Guaranty.

      Upon execution of this Subsidiary Guaranty Supplement, the Subsidiary Guaranty shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Subsidiary Guaranty are hereby ratified, confirmed and approved in all respects.

                                    Exhibit A
                       (to Subsidiary Guaranty Agreement)

      Any and all notices, requests, certificates and other instruments (including the Notes) may refer to the Subsidiary Guaranty without making specific reference to this Subsidiary Guaranty Supplement, but nevertheless all such references shall be deemed to include this Subsidiary Guaranty Supplement unless the context shall otherwise require.

      Dated: _________________, 20 .


                                        [NAME OF ADDITIONAL GUARANTOR]


                                        By
                                          --------------------------------------
                                        Its

                                      A-2